SunTrust Bank
211 Perimeter Ctr Pkwy Ste 100
Atlanta, GA 30346
(770) 352-5200 "LENDER"


                          CONSTRUCTION LOAN AGREEMENT

BORROWER:       REGAN HOLDING CORPORATION

ADDRESS:        2090 MARINA AVE.

TELEPHONE NO.:

IDENTIFICATION NO.: 68-0211359-015

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    Officer       Interest     Principal     Funding   Maturity     Customer        Loan
Identification      Rate         Amount       Date       Date        Number        Number
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
     020892       VARIABLE   $2,700,000.00   10/27/03  10/27/04
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Address of Real Property Securing the Loner

560 TECHNOLOGY PARKWAY.
ROME, GEORGIA 30165
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


1. DEFINITIONS. In this Agreement, the following words and phrases shall have the following meanings:

1 1 "Architect" shall mean the person or entity who has prepared Plans and Specifications for the construction of the improvements;

1.2 "Assignment of Lease" shall mean the Assignments of Rents and Leases executed by Borrower which creates a first lien on the leases of, and rents from, the Property;

1.3 "Borrower" shall mean the borrower identified above;

1.4 "Code" shall mean the Uniform Commercial Code as currently enacted in the state where the Property is located;

1.5 "Completion  Date" shall mean the earlier of October 27, 2004 or the date of
issuance  of  a  Certificate  of  Occupancy  by  the  appropriate   governmental
authority;

1.6 "Construction Budget" shall mean the estimated cost of the construction of the Improvements in accordance with the Plans and Specifications as approved by Lender;

1.7 "Contractor" shall mean the general contractor hired by Borrower to complete construction of the Improvements;

1.8 "Guarantor" shall mean any a accommodation maker, guarantor or other party liable for the payment of Borrower's obligations under the Loan;

1.9 "Improvements" shall mean the proposed structure(s) to be placed or constructed upon the property by Borrower, the cost of which shall be funded in whole or in part by periodic disbursements of the proceeds of the Loan, which proposed structure(s) is (are) more fully described in Schedule C hereto;

1.10 "Lender" shall mean the Lender identified above;

1.11 "Loan" shall mean the construction loan made by Lender to Borrower in the principal amount described above;

1.12 "Loan Documents" shall collectively mean the Promissory Note, Security Instrument (as defined herein), Security Agreement, Consent of Contractor, Consent of Architect, the construction schedule, this Agreement and any other instrument executed in connection with or evidencing the Loan;

1.13 "Plans and Specifications" shall mean the plans and specifications approved by Lender pertaining to the construction of Improvements upon the Property;

1.14 "Premises" shall mean the Property, together with the Improvements, fixtures and personal property located thereon;

1.15 "Promissory Note" shall mean that certain Promissory Note in the aggregate principal amount of the Loan payable to the order of the Lender, executed by Borrower, evidencing the Loan;

1.16 "Property" shall mean the real property and Improvements thereon located at the address described above the legally described in Schedule A, attached hereto and incorporated herein by reference;

1.17 "Security Agreement" shall mean that certain security agreement executed by Borrower that creates a first lien on all chattels, furniture, furnishings, fixtures, machinery, equipment, appliance and other personal property owned by Borrower and used or to he used in the operation of the Premises; and

1.18 "Security Instrument" shall mean the deed to secure debt, mortgage or deed of trust which evidences a first lien on the Property and secures the Promissory Note.

2. AMOUNTS AND TERMS OF LOAN.

2.1 Lender shall make the Loan to Borrower to construct the Improvements on the terms and conditions set forth herein. Borrower agrees to execute and deliver the Promissory Note. Advances under the Loan shall be made to Borrower or others from time to time pursuant to the terms and conditions described in the Promissory Note. Interest shall accrue on all sums advanced from the date of each advance at the rate of interest described in the Promissory Note. Principal, interest and any other sums owing under the Loan Documents shall be repaid to Lender in the manner described therein.

2.2 Borrower agrees to pay to Lender a loan fee in the amount of $5,000.00 on the date of closing of the Loan.

3. COLLATERAL.

3.1 To secure performance of Borrower's obligations to Lender under the Loan, Borrower agrees promptly to execute and deliver and cause to be executed and delivered to Lender the Security Instrument Security Agreements, Consent of Contractor, Consent of Architect, financing statements, title insurance or title opinions and other appropriate documents deemed necessary or desirable by Lender to provide Lender with the first lien and security interest on the Premises. The Security Instrument, Security Agreements, financing statements, and other documents, shall be in a form and content satisfactory to Lender in its sole discretion.

3.2 If required by Lender, Borrower agrees to execute and deliver to Lender an Assignment of Leases in form and content satisfactory to Lender in its sole discretion.

3.3. As additional collateral for the Loan, Borrower hereby grants to Lender a security interest in and hereby assigns all of Borrower's right, title and interest in all monies, instruments and deposit accounts of Borrower maintained with Lender.

3.4 In the event partial releases are to be executed by Lender from time to time, Lender shall execute and deliver such partial releases upon the conditions and under the terms described in the Security Instrument. However, no partial release will be executed by Lender if it would otherwise interfere with the development of the Property which remains encumbered by the Security Instrument or if Borrower is in default of any obligation under this Agreement or the Loan Documents.

4. DISBURSEMENT PROCEDURES.

4.1 Disbursement of the Loan shall he made by Lender for construction and development costs in accordance with the approved Construction Budget (covering both hard and soft costs) and the approved schedule of estimated monthly disbursements.

4.2 No extra work or changes in the Plans and Specifications or the Construction Budget shall be ordered or authorized by Borrower without a written consent of Lender. If Lender approves of any extra work or changes, Lender shall have the right to withhold any pending or future disbursement and may require that Borrower pay the cost of these items from Borrower's own funds and not from the Loan proceeds.

4.3 At the time of any disbursement request, Borrower shall complete, execute and deliver to Lender a request for an advance on Lender's standard form draw request, attached hereto as Exhibit 1. Each request for an advance must be accompanied by evidence in form and content satisfactory to Lender, which may include, but may not necessarily be limited to, invoices and statements, certificates, affidavits, title endorsements and other declarations as Lender may deem necessary of Borrower, Architect, Contractor, or title attorney, all of which shall show:

         4.3.1 The value of the portion of the Improvements completed at that time;

         4.3.2 That all outstanding claims for labor, services and materials through the previous draw request have been paid;

         4.3.3 That there are no liens outstanding against the Premises except the lien belonging to Lender and inchoate liens for property taxes not yet due; and

         4.3.4 That copies of all bills or statements for expenses for which the advance is requested are attached to such draw request.

4.4 Subject to Paragraph 4.5 below, all disbursements shall be made directly to the Contractor and applicable subcontractors, laborers and materialmen with appropriate lien waivers affixed to each check. All Loan funds shall be considered to be advanced to and received by Borrower upon their deposit in any disbursement account or direct advance by Lender to the Contractor, any subcontractors, laborers or materialmen, or charge against Loan funds as provided in Paragraph 4.5. Interest on such funds shall be payable by Borrower from and after such advance or receipt.

4.5 Notwithstanding the provisions of Paragraph 4.4 above, Lender may elect, without further notice to or authorization by Borrower, to use the Loan funds to pay, as and when due, any Loan fees owing to Lender, accrued, unpaid interest on the Loan, amounts secured by prior liens on the Property, legal fees and expenses of Lender's attorneys which are payable by Borrower, and such other sums as may be owing from time to time by Borrower to Lender with respect to the Loan. On or before each interest payment date, Lender shall invoice Borrower for the amount of the required interest payment. Borrower shall promptly make such payments to Lender as and when due. Notwithstanding any of the provisions of this Paragraph, Lender's agreement to make such advance for interest or loan fees shall be subject to compliance with the conditions precedent set forth in Paragraph 4.9 below.

4.6 If Lender at any time determines in good faith that the amount of the undisbursed Loan proceeds shall not be sufficient to pay fully for all costs required to complete the Improvements in accordance with the Plans and Specifications as well as financing and development costs to be incurred by the Borrower, whether such deficiency is attributable to changes in the work or construction or in the Plans and Specifications or to any cause, Lender may make written demand on Borrower to deposit with Lender funds equal to the amount of the projected shortage. Borrower shall deposit the required funds with Lender within ten days after the date of Lender's written demand. No further disbursements need to be made by Lender until those funds are deposited by Borrower with Lender. Whenever Lender has any such funds on deposit, all disbursements shall he made by Lender first from those fund until they are exhausted.

4.7  At no time and in no event shall Lender be obligated to disburse funds:

         4.7.1 In excess of the amount recommended by Lender's architectural or engineering representative, who, at the option of Lender, shall make periodic inspections of the Premises at Borrower's expense;

         47.2 If any Event of Default under this Agreement, the Security Instrument, or any other Loan Documents has occurred and has not been cured;

         4.7.3 If the Improvements have been damaged by fire or other casualty and Lender has not received insurance proceeds sufficient in the sole judgment of Lender to effect the restoration of the Improvements in accordance with Plans and Specifications and to permit the completion of the improvements on or before the Completion Date described in this Agreement;

         4.7.4 For stored materials until they are actually incorporated into the improvements, except on such conditions and such occasions as may be approved by Lender in its sole discretion;

         4.7.5 If Lender believes in good faith that the priority of Lender's lien maybe adversely affected; or

         4.7.6 If the Lender concludes that the construction of the improvements has fallen behind any construction schedule approved by Lender or if Lender concludes that the cost of completing construction of the improvements at any time will exceed the amount remaining to be drawn under the Loan by a factor of more than ten percent (10%).

4.8 Lender shall not be required to make the first disbursement of the Loan until Borrower has fulfilled to Lender's satisfaction all conditions of Lender's written loan commitment to Borrower and all of Lender's customary and reasonable loan closing and post-loan closing conditions for construction loans have been met, which include, but are not limited to, the follows:

         4.8.1. Lenders has received the executed Loan Documents (including without limitation the Promissory Note and Security Instrument), and the Security Instrument, Security Agreement, Assignment of Leases and financing statements have been duly recorded or filed, as applicable;

         4.8.2 After recordation of the Security Instrument, a title insurance company acceptable to Lender must have issued, at the expense of Borrower, an ALTA (or equivalent) Lender's extended coverage policy of title insurance in an amount and form satisfactory to Lender subject only to exceptions approved by Lender in writing, together with any endorsements required by Lender;

         4.8.3. Lender's security interest in all personal property and fixtures upon the Premises as described in the Security Agreement must have been duly perfected and has a lien priority in all respects satisfactory to Lender;

         4.8.4 If Lender so requests, an environmental questionnaire and/or assessment in such form and scope satisfactory to Lender performed by a firm acceptable to lender has been delivered to Lender, Borrower hereby agrees to indemnify Lender for any violation of any environmental laws which concern the Premises;

         4.8.5 The Plans and Specifications must have been approved by Lender and any other persons or agencies whose prior approval is required by law or any covenants, conditions or restrictions applicable to the Property, and all insurance policies, executed general contracts and performance and payment bonds required by Lender must be approved by Lender and be in full force and effect;

         4.8.6 Lender's loan fee must have been paid upon recordation of the Security Instrument;

         4.8.7 Lender shall have received executed copies of all of Borrower's agreement with the Contractor and the Architect of the construction of the improvements and approved same;

         4.8.8 If Borrower or any accommodation maker, guarantor, or other party liable for the payment of Borrower's obligations under the Loan (collectively "Guarantors") is a partnership, corporation, limited liability company or non-profit association, such parties must have delivered to Lender one or more opinions of counsel in a form and content acceptable to Lender stating among other things that such party is duly organized, validly existing and is in good standing in the jurisdiction of its incorporation or organization and in each jurisdiction where its failure to so qualify would have a material adverse effect on its business, operations or its ability to carry out its obligation under the Loan Document, and has duly authorized by all requisite corporate, member/manager or partnership action the execution, delivery and performance of the Loan Documents;

         4.8.9 If Borrower or any Guarantor is a partnership, corporation, limited liability company or non-profit association, such parties must have delivered to Lender such certified copies of directors' and stockholder's resolution, partnership, operating or joint venture agreements, etc., as maybe necessary, in the Lender's judgment, to authorize and support the execution and delivery of all documents contemplated by the Loan;

         4.8.10 Borrower has satisfied Lender and the title insurance company issuing the policy required under Paragraph 4.8.2 that no work has been commenced prior the recordation of the Security Instrument; and

4.9 Lender shall not be required to make any subsequent disbursement under the Loan if:

         4.9.1 Lender does not receive, at Borrower's expense, a title endorsement, satisfactory to Lender prior to any disbursement stating that such disbursement shall have priority over mechanic's or materialmen's liens or any other intervening or subordinate liens on the Property.

4.10 Lender shall not be obligated to make its final disburse of Loan proceeds for the improvements hereto unless and until the following conditions are satisfied:

         4.10.1 The Lender determines that the Improvements have been substantially completed by the Completion Date in accordance with the Plans and Specifications. Completion must be verified to the reasonable satisfaction of Lender;

         4.10.2 Borrower has obtained for Lender, at Borrower's expense, any title insurance endorsements to the title policy required by Lender;

         4.10.3 Borrower has obtained and delivered to Lender for its approval copies of all temporary or permanent certificates of occupancy for any portion of the Improvements and Lender has approved such certificates.

4.11 At the option of the Lender, each request for an advance shall be submitted to Lender at least ten (10) business days prior to the date of the requested advance. All such advances, regardless of to whom made, shall satisfy the obligations of Lender hereunder and shall be secured by the Security Instrument and other Loan Documents as fully as if made to Borrower.

4.12 Any waiver by Lender of any condition of disbursement must be expressly made in writing. The making of a disbursement prior to fulfillment of one or more conditions therefore shall not be construed as a waiver of such conditions, and Lender reserves the right to require their fulfillment prior to making any subsequent disbursements.

5. COVENANTS OF BORROWER. Borrower covenants with and warrants to Lender as follows:

5.1 Borrower shall provide Lender with a detailed Construction Schedule (which shall be in such detail as Lender shall require) prior to the execution of this Agreement and shall meet all deadlines described herein. Borrower shall commence construction of the Improvements within 10 days from the date of this Agreement. Borrower shall substantially compete construction by the Completion Date. All construction work shall be performed in substantial compliance with the approved Plans and Specifications, any change orders approved by Lender and with this Agreement. All construction work shall be completed without liens, claims, or assessments (actual or contingent) asserted against the Premises for any material, labor or other items furnished in connection therewith (except as such liens, claims or assessments are insured or bonded to Lender's satisfaction), and all are in full compliance with all construction, use, building, zoning and other similar requirements of any governmental jurisdiction. Borrower shall provide Lender with satisfactory evidence of such compliance upon request by Lender.

5.2 Borrower agrees that no modification of or amendments to the Plans and Specifications shall be made without first obtaining the approval in writing of Lender and all necessary governmental authorities. In addition, Borrower agrees to deposit with Lender such additional sums or take such action as Lender may require to ensure payment of the cost of any such changes.

5.3 Borrower shall not, without the prior written consent of Lender, mortgage, convey, transfer, sell or otherwise dispose of or encumber its interest in the Property or any part thereof or the income to be derived therefrom.

5.4 Borrower shall comply with and keep in effect all permits and approvals obtained from any governmental bodies that relate to the lawful construction of the Improvements. Burrower shall comply with all existing and future laws, regulations, orders and requirements of all governmental, judicial or legal authorities having jurisdiction over the Property or Improvements. Borrower shall comply with all existing or future recorded restrictions affecting the Property. The Improvements shall be constructed entirely on the Property and shall not encroach upon or over any known easement or right-of-way, nor upon the land of others, and when erected shall be wholly within any building restriction lines.

5.5 Borrower shall furnish from time to time upon request by Lender, in a form acceptable to Lender, a correct list of the Contractors and all subcontractors employed in connection with construction of the Improvements and true and correct copies of all executed contracts and subcontracts. Lender may contact the Contractor or any subcontractor to verify any facts disclosed in the list, and all contracts and subcontract relating to construction of the Improvements must require the disclosure of the listed information to Lender.

5.6 No materials, equipment, fixtures or articles of personal property of Borrower placed in or on the Improvements shall be purchased or installed under any security agreement or other agreement where the seller reserves or purports to reserve title or the right to remove or repossess the items, or the right to consider such items as personal property after their incorporation in the work of construction, unless authorized by Lender in writing; provided, however, this paragraph is not intended to prevent Borrower from granting a purchase money security interest in computer equipment or software acquired after the date of this Agreement.

5.7 Lender and its agents and representative shall have the right at any reasonable time to enter the Premises and inspect he construction of the Improvements and all plans, specifications, change orders, and other matters pertaining thereto. Lender shall also have the right to examine, copy and audit the books, record, accounting data and other documents of Borrower and
Borrower's Contractor relating to the property or construction of the Improvements. If Lender in good faith determines that any work or materials do not conform to the approved Plans and Specifications or sound building practices, or otherwise depart form any other requirements of this Agreement, Lender may require the work to be stopped and withhold disbursements until the matter is corrected. In such event, Borrower shall promptly correct the work to Lender's satisfaction. No such action by Lender shall affect Borrower's obligation to complete the Improvements of any phase of construction by the deadlines designated in Paragraph 5.1. Any inspection or examination by Lender of books and records of Borrower is for the sole purpose of protecting Lender's collateral and preserving Lender's rights under this Agreement. No default of Borrower shall be waived by any inspection by Lender, and no inspection by Lender shall be construed as a representation that there has been or shall be compliance with the Plans and specifications or that construction is free from defective materials or workmanship.

5.8 Excluding only such liabilities, claims, damages, costs and expenses that are solely and proximately caused by willful misconduct or gross negligence by Lender, Borrower shall indemnify and hold Lender harmless from and against all liabilities, claims, damages, costs and expenses (including, but not limited to, legal fees, costs, and expenses) arising out of or resulting from the construction of the Improvements. Upon demand by Lender, borrower shall defend any action or proceeding brought against Lender. Lender may elect to conduct its own defense at the expense of Borrower. The provisions of this Paragraph shall survive the termination of this Agreement and repayment of the Loan.

5.9 If Borrower is a corporation, limited liability company or partnership, it shall not amend or modify or permit any amendment or modification of, its Articles of Incorporation or its partnership or operating agreement during the term of the Loan without the prior written approval of Lender, which approval shall not be unreasonably withheld.

5.10 Borrower shall not without the prior written consent of Lender (i) commit any default under the terms of the Construction Contract (as hereinafter defined), (ii) waive any of the obligations of the Contractor thereunder, (iii) do any act which would relieve the Contractor from its obligation to construct the Improvements according to the Plans and Specifications, or (iv) make any amendment to the Construction Contract resulting in additional costs which by themselves or in conjunction with other amendments exceed the Construction Budget, or (v) take any action which would cause the costs of competing construction of the Improvements to exceed the undisbursed Loan funds by a factor of more than ten percent (10.0%).

5.11 Borrower shall not without the prior written consent of Lender (i) commit any default under the terms of the Architect's Contract (as hereinafter defined), (ii) waive any of the obligations of Architect thereunder, (iii) do any act which would relieve the Architect from any obligations thereunder, or
(iv) make an amendment to the Architect's Contract.

5.12 Borrower shall obtain such insurance or evidence of insurance as Lender may require, including but not limited to, the following:

         5.12.1 Title Insurance. An ALTA (or equivalent) mortgagee's title insurance policy in amount, form and substance and written by a title insurance company satisfactory to Lender and insuring the lien of the Security Instrument as a first priority lien on the Premises subject only to the matters listed in Schedule B to the Security instrument, the original of which policy shall be promptly delivered to Lender. The policy shall contain no exceptions except those approved by Lender and shall include any disbursement protection provisions which Lender may require.

         5.12.2 An all peril builder's risk and liability insurance policy in an amount, form and substance as Lender may require and with standard noncontributing mortgage clauses and standard waiver of subrogation clauses shall be promptly delivered to Lender. This insurance shall be issued by such companies as shall he approved by Lender, and the originals of such policies (together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give Lender thirty (30) days' prior written notice of intention to cancel) shall be promptly delivered to Lender. Such insurance coverage shall be kept in full force and effect at all times until construction of the Improvements has been completed.

         5.12.3 An all-risk policy of casualty insurance, and such other hazard insurance as Lender may require, with an agreed amount endorsement, standard noncontributing mortgage clauses and standard waiver of subrogation clauses. This insurance shall be in such amounts and forms including loss payee and other endorsements issued by such companies as shall be approved by Lender, and the originals of such policies together with appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer and insurers therein to give Lender thirty (30) days' prior written notice of intention to cancel) shall be promptly delivered to Lender. This insurance shall be kept in full force and effect at all times thereafter until the Loan has been paid in full.

         5.12.4 A certificate from an insurance company indicating that Borrower and Contractor are covered (at all times until the Promissory Note has been paid in full) by public liability and workers' compensation insurance an that Lender is named as additional insured under such policy to the reasonable satisfaction of Lender.

5.13 Borrower shall cooperate with Lender in obtaining the benefits of any insurance or other proceeds lawfully or equitably payable to it in connection with the transactions contemplated hereby and shall pay or reimburse Lender for any expenses incurred in connection therewith (including the expense of an independent appraisal in case of for or other casualty affecting the Improvements).

5.14 Borrower shall use the proceeds of the Loan solely for the purpose of paying for the cost of constructing the Improvements and the other purposes described in this Agreement.

5.15 Borrower shall pay all of Lender's out-of-pocket costs (including, but not limited to, attorney' fees and legal expenses) pertaining to the preparation of the Loan Documents and the closing and administration of the Loan. Additional examples of such costs are architectural and other consultant fees, survey costs, appraisal coats, filing and recording expenses, long distance telephone charges, hand delivery and telefax charges, overnight and other mall charges, and similar items.

5.16 If and only if so directed by Lender, Borrower shall promptly erect and maintain on a suitable site on the Premises a sign approved by Lender regarding the financing of Improvements to the Property. Borrower shall prevent the destruction or removal of such sign without the prior written approval of Lender.

5.17 Borrower shall permit no deviation from the Plans and Specifications which by itself or in conjunction with other changes or deviations would result in additional costs in excess of the Construction Budget or cause the cost of completing construction of the Improvements to at any time exceed the amount of undisbursed Loan funds by a factor of more than ten percent (10.0%) without the prior written approval of Lender, which approval shall not be unreasonably withheld.

5.18 Borrower shall keep and maintain property and accurate books, records and accounts reflecting all items of income and expense of Borrower in connection with the Premises and the construction thereon and, upon the request of Lender, shall make such books, records and amounts immediately available to Lender or its inspection or independent audit.

5.19 Within ten (10) days after the date of filing same, Borrower shall deliver to Lender a photocopy of Borrower's annual 10K filing with the Securities and Exchange Commission, and such records shall he certified as accurate as of the date of such filing.

5.20 Borrower shall immediately advise Lender in writing if Borrower receives any written notice form any laborers, subcontractors or materialmen to the effect that such laborers, subcontractors or materialmen have not been paid when due for any labor or materials furnished in connection with the construction of the Improvements.

5.21 Borrower shall, at Borrower's expense, furnish to Lender copies of all environmental assessments, surveys, certificates, Plans and Specifications, appraisals, title and other insurance, reports and other documents and instruments pertaining to the Premises.

5.22 Borrower shall provide promptly to Lender at Borrower's expense such reports of soil tests of the property as Lender may hereafter request.

5.23 Borrower and Contractor shall not he entitled to store any materials on or adjacent to the Property without first complying with all requirements which may be imposed relating to the nature and manner of such storage.

5.24 At the time of the making of any advance hereunder, no Event of Default shall have occurred, nor shall any circumstance exist which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

5.25 Borrower and the Property are and shall be in compliance with all environmental, health and safety laws, rules and regulations and Borrower alone is or shall be subject to any liability or obligation for remedial action in the event of any action thereunder. No investigation or inquiry by any governmental authority is or shall be pending or, to the knowledge of Borrower, threatened against Borrower or the Property with respect to any toxic waste, toxic substance or Hazardous Material as defined herein. No Hazardous Materials are or shall be located on or under Borrower's Property. Borrower has not caused or permitted nor shall cause or permit any toxic or hazardous waste or substance to be stored, transported, or disposed of on or under or released from the Property. The term "Hazardous Materials" shall mean by substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to: (i) petroleum, (ii) friable or non-friable asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute;
(vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response,
Compensation and Liability Act, or any amendments or replacements to that statute; or (vii) those substances, materials or wastes defined as "hazardous waste" or a "hazardous substance" pursuant to applicable state law.

5.26 Borrower has not violated and shall not violate any federal, state, county or municipal statute, regulation or ordinance which may materially and adversely affect its respective business operations or financial condition or the Property. No Event of Default (or circumstance which, with response or the passage of time or both, would constitute an Event of Default) has occurred under this Agreement or the Loan Documents.

5.27 Additional Covenants of Borrower:


6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that:

6.1 Borrower's social security number or federal taxpayer identification number is: 680211359

6.2 Borrower's Residency. Borrower is [ ] an individual(s) and a resident of the State of __________________________ [X] a Corporation duly organized, validly existing and in good standing under the laws of the State of California and licensed to conduct business in all of the jurisdictions in which its business is conducted.

6.3 Borrower's chief executive office, chief place of business, office where its business records are located, or residence is the address identified on page one of this Agreement. Borrower's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule D attached hereto and incorporated herein by this reference. Borrower shall immediately advise Lender in writing on any change in or addition to the foregoing addresses.

6.4 Borrower shall not become a party to any restructuring of its business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty-(30) days prior written notice thereof.

6.5 Borrower shall notify Lender of the nature of any intended change of Borrower's name, or the use of any trade name, and when such change or use shall become effective.

6.6 Borrower possesses and shall possess good and marketable title to the Property and any and all Improvements thereon free and clear of all liens and encumbrances except for the lien for general real estate taxes for the current calendar year, the lien and security interest belonging to Lender and any permitted deeds to secure debt, mortgages or deeds of trust and any other permitted exceptions to title as described in Schedule B hereto.

6.7 All tax returns and reports of the Borrower required by law to be filed have been duly filed, and all taxes, assessments, and other governmental charges upon Borrower or upon its properties or assets or income which are due and payable have been paid and shall continue to be so paid.

6.8 All financial statements previously delivered to Lender by Borrower and the Guarantors are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles and accurately represent the financial condition of Borrower and the Guarantors as of the respective dates thereof. No materially adverse change has occurred in the financial condition reflected in any such financial statements since the respective dates thereof, and no additional borrowings have been made by Borrower since that date thereof other than this Loan.

6.9 Borrower and Contractor have entered into a contract ("Construction Contract") whereby Contractor has agreed to construct the Improvements in accordance with the Plans and Specifications and to pay for all labor and materials used in connection with such construction, and (I) Lender has been provided a copy of the Construction Contract and any amendments or modifications thereto, (ii) there are in existence no defaults or grounds for default thereunder, (iii) the Construction Contract is in full force and effect, and
(iv) Contractor has obtained all necessary building permits.

6.10  Borrower  and  Architect  have  entered  into  a  contract   ("Architect's
Contract") relating to the design, construction, supervision of work on and inspection of the Improvements, and (I) Lender has been provided with a copy of the Architect's Contract and any amendments or modifications thereto, (ii) there are in existence no default or grounds for default thereunder, and (iii) the Architect's Contract in full force and effect.

6.11 The Loan Documents are in all respects the legal, valid, binding and enforceable obligation of the Borrower in accordance with their respective terms and conditions, and grant Lender a duly perfected first lien on and security interest in the Premises.

6.12 No chattel mortgage, bill of sale, security agreement, financing statement or other title retention agreement (except those executed in favor of Lender) has been or shall be executed with respect to any personal property, chattel or fixture used in conjunction with the construction, operation or maintenance of the Improvements without the prior written consent of Lender; provided, however, the consent of Lender shall not be required for Borrower to grant a purchase money security interest in computer equipment or software acquired after the date of this Agreement.

6.13 All public utility services necessary for the construction of the Improvements and the operation thereof for their intended purposes are available within boundaries of the Property, including water supply, storm and sanitary sewer facilities, and natural gas, electric and telephone facilities.

6.14 The Premises are not now damaged or injured as a result of any fire, explosion, accident, flood or other casualty.

6.15 Any brokerage commissions due in connection with the purchase by Borrower of the Property have been paid in full, and any such commissions coming due in the future shall be promptly paid by Borrower. Borrower shall indemnity and hold Lender harmless from any liability, claim or loss, including attorney's fees and legal expenses, arising by reason of the claim of any person for any such brokerage commissions. This provision shall survive the repayment of the Loan made in connection herewith and shall continue in full force and effect so long as the possibility of such liability, claim or loss exists.

6.16 Notwithstanding any provision of any document or agreement pursuant to which Borrower is formed or any provision of any other agreement to which Borrower may be or become a party, until all of Borrower's indebtedness to Lender under the Loan Documents has been paid in full, Borrower shall make no disbursement of funds from the rental or sale of any part of the Premises to any of Borrower's officers, stockholders or similar persons or to any other person, whether by way of debt repayment, return of capital, dividend, distribution of income or otherwise, without the prior written consent of Lender.

6.17 Borrower has the right and is duly authorized to execute, enter into and perform its obligations under the Construction Contract, Architect's Contract, the Agreement and the other Loan Documents. Borrower's execution and performance of its obligations under the Construction Contract, this Agreement and the other Loan Documents does not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Borrower.

6.18 No action or proceeding is or shall be pending or threatened against Borrower. No action or proceeding is or shall be pending or threatened that might result in any material or adverse change in Borrower's business operations or financial condition or materially affect the Premises.

6.19 Borrower has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or zoning or other ordinance, any environmental laws, or any land use laws which materially and adversely affect its business operations or financial condition or the Premises.

6.20 Borrower represents that construction of the Improvements to the Premises has not yet begun as of the effective date of this Agreement.

6.21 The foregoing representations and warranties will be true at the date of the first disbursement and at the dates of all subsequent disbursements of the Loan proceeds.

7. EVENT OF DEFAULT. An Event of Default shall occur under this Agreement and the other Loan Documents if:

7.1 Borrower or any Guarantor falls to pay any amount under this Agreement or the other Loan Documents or any other indebtedness to Lender when due;

7.2 Borrower or any Guarantor fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement, the other Loan Documents, or any other present or future agreement;

7.3 Borrower or any Guarantor provides or causes any false or misleading signature or representation or warranty to be provided to Lender;

7.4 Borrower or any Guarantor allows or causes the Premises to be damaged, destroyed, lost or stolen in any material respect;

7.5 Construction of the Improvements is halted prior to the Completion Date for any period of twenty (20) consecutive days for any cause;

7.6 Construction of the Improvements is abandoned or is not completed on or before the Completion Date for any cause;

7.7 Any lien for labor, services, materials, or otherwise is filed against the Premises;

7.8 Lender believes in good faith that the financial condition of Borrower or any Guarantor has undergone a material adverse change or that the prospects for the successful and profitable sale of the Improvements upon completion have materially declined;

7.9 Without first having obtained the written consent of Lender, Burrower transfers, sells, conveys, encumbers or assigns all or any portion of the Premises;

7.10 If Borrower is a corporation, partnership, limited liability company or joint venture, the controlling interest in Borrower or any constituent entity thereof is transferred, sold or assigned without the prior written approval of Lender;

7.11 If the Improvements are partially or totally damaged or destroyed by fire or any other cause and Lender believes in good faith that the Improvements shall not be completed on or before the Completion Date;

7.12 Any Guarantor seeks to revoke, terminate or otherwise limit its liability to Lender;

7.13 Any litigation is filed against Borrower or any Guarantor with respect to the Premises which, if adversely determined, could materially impair their ability to perform their respective obligations under the Loan Documents or impair the value of the Premises;

7.14 Borrower or any Guarantor permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against them or any Guarantor, or any of their property;

7.15 Borrower or any Guarantor dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation.

7.16 Borrower or any Guarantor causes Lender to deem itself insecure in good faith for any reason; or

7.17 Lender reasonably believes that one or more Events of Default described in this Paragraph 7 have occurred and Borrower, after Lender's request, fails to provide evidence reasonably satisfactory to Lender that such Event or Events of Default have not in fact occurred.

8. RIGHTS OF LENDER ON EVENT OF DEFAULT. Upon the occurrence of an Event of Default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand:

8.1 To exercise any of the rights and remedies described in this Agreement or the other Loan Documents;

8.2 To declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;

8.3 To terminate the agreements of the Lender to extend credit of any kind hereunder, whereupon the commitment and obligation of the Lender to make disbursements or make loans hereunder shall terminate;

8.4 To enter into possession of the Premises and take all actions necessary in its judgement to complete construction of the Improvements in accordance with the Plans and Specifications. Lender shall also have the right to make changes in the Plans and Specifications, work or materials as it may deem appropriate and to enter into, modify or terminate any contractual arrangements, subject to Lender's right at any time to discontinue work without liability. Such action shall be taken at the sole risk, cost and expense of Borrower. Lender shall not assume liability to Borrower or any other person or entity for completing the Improvements or for the manner of quality of construction of the Improvements. Borrower irrevocably appoints Lender as its attorney-in-fact, with full power of substitution, to complete the Improvements, at the option of Lender, in Borrower's name. Lender shall have the right to disburse any portion of the Loan not previously disbursed, and to use any other funds of Borrower, including any funds held in escrow accounts, to the extent necessary or desirable to complete or finish construction of the Improvements and to pay, compromise or settle all existing or future bills and claims that are or may be or become liens against the Premises, or may be necessary or desirable for the completion of the Improvements or the clearance of title of the Premises. All sums expended by Lender in completing construction shall be considered to have been disbursed to the Borrower, and Borrower and all Guarantors shall be liable thereof. Such sums shall be secured by the Security Instrument, Security Agreement and any other documents securing the Loan. In the event such sums exceed the principal amount of the Promissory Note, the amount of the excess funds shall be considered to be an additional Loan to Borrower bearing interest at the rate provided in the Promissory Note and shall be secured by the Security Instrument, Security Agreement and any other documents securing the Loan; and

8.5 To exercise all other rights available to Lender under any other written agreement or law or in equity.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender may, at its option, appoint a receiver without bond, without first bringing suit on Borrower's obligations and without meeting any statutory conditions regarding receivers, it being intended that Lender shall have this contractual right to appoint a receiver.

9. ASSIGNMENT OF CONTRACTS TO LENDER. Borrower hereby conditionally assigns to Lender all of its interest in and to the Plans and Specifications along with all studies, data and drawings prepared by or for Borrower and the contracts and agreements relating to the Plans and Specifications or to the construction of the Improvements. Lender shall not assume any obligations under such contracts and agreements unless it agrees otherwise in writing. Lender shall have the right to take over and use at any time the labor, materials, supplies and equipment contracted for, by or on behalf of Borrower, including such equipment and supplies that have theretofore been delivered to the Premises or stored in any facility for incorporation into the Improvements, all in the sole and absolute discretion of the Lender.

10. ACTIONS. Lender shall have the right, but not the obligation, to commence, appear in and defend any action or proceeding which might affect the Premises or its rights, duties or liabilities under this Agreement or the other Loan Documents. Borrower shall reimburse Lender upon demand for Lender's out-of-pocket costs, expenses and legal fees and disbursements incurred in those actions or proceedings.

11. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Borrower and all credits due to Borrower from the disposition of the Premises or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in the Agreement and any interest thereon and then to the payment of the Borrower's Obligations to Lender under the Loan Documents in whatever order Lender chooses.

12. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Borrower shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Borrower or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be payable upon demand and shall be secured by the liens and security interests described in the Agreement and the other Loan Documents.

13. TERMINATION. This Agreement shall survive the making of the Loan and shall remain in full force and effect until Lender provides Borrower with written notice of the termination hereof.

14. ASSIGNMENT. Borrower shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or any third party in any manner.

15. MODIFICATION AND WAIVER. The modification or waiver of any of Borrower's obligations or Lender's rights under this Agreement or the other Loan Documents must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Borrower's obligations under this Agreement and the other Loan Documents shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any other obligations belonging to any borrower or Guarantor or any of its rights against any borrower, Guarantor or collateral.

16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, heirs, legatees, and devisees.

17. NOTICE. Any notice or other communication to be provided under this Agreement shall be in writing and mailed to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing form time to time.

18. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

19. APPLICABLE LAW. This Agreement shall be governed by the laws of the state indicated in Lender's address. Unless applicable law provides otherwise, Borrower consents to the jurisdiction of any court selected by Lender in its discretion located in that state.

20. COLLECTION COSTS. To the extent permitted by law, Borrower agrees to pay all costs of collection, including attorney's fees of 15 percent of the principal and interest owing on the indebtedness if collected by law or through an attorney at law.

21. MISCELLANEOUS. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest except as required by law. If there is more than one Borrower, their obligations shall be joint and several. This Agreement represents the complete and integrated understanding between Borrower and Lender regarding the terms hereof.

22. RIGHTS OF THIRD PARTIES. All conditions of the obligations of Lender hereunder, including the obligation to make advances, are imposed solely and exclusively for the benefit of Lender and its successors and assigns. No other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will require strict compliance with any or all thereof. No other person shall, under any circumstance, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time in Lender's sole discretion. Lender makes no representations and assumes no obligations to Borrower or to any third party concerning the quality of the construction by Borrower of the Improvements or the absence therefrom of defects. In this connection Borrower agrees to indemnify Lender from any liability, claim or loss resulting form the disbursement of the loan proceeds or from the condition of the Premises, whether related to the quality of construction or otherwise and whether arising during or after the term of the Loan. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claim or loss exists.

23. JURY TRIAL WAIVER. BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS AGREEMENT.

24. ADDITIONAL TERMS:

NOTWITHSTANDING ANY OTHER PROVISION CONTAINED IN ANY OTHER SECTION OF THIS AGREEMENT, THE FOLLOWING SHALL NOT BE CONSIDERED "EVENTS OF DEFAULT", LENDER'S CONSENT WILL NOT BE REQUIRED AND NO FEE SHALL BE IMPOSED FOR ANY OF THE
FOLLOWING:

         (a) A TRANSFER OF NOT MORE THAN 50% IN THE AGGREGATE OF THE SHARES OF THE BORROWER;

         (b)      THE TRANSFER OF SHARES UPON THE DEATH OF A SHAREHOLDER;

         (c)      THE TRANSFER OF SHARES FOR ESTATE  PLANNING  PURPOSES  INTO OR
                  FROM

         (d) THE TRANSFER OF SHARES PURSUANT TO AND FOLLOWING BORROWER'S EQUITY SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED

PROVIDED,  HOWEVER,  THAT IN THE EVENT OF A TRANSFER OF SHARES  PURSUANT TO (A),
(B) SHALL REMAIN A MEMBER OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICER OF SUCCESSOR TO BORROWER.

NOTWITHSTANDING ANY OTHER PROVISION CONTAINED IN ANY OTHER SECTION OF THIS AG??? SECURITY INTEREST SHALL NOT ACCRUE IN OR ATTACH TO THE FOLLOWING DEPOSIT ACCOUNT THIRD PARTY SERVICING ACCOUNTS THAT BORROWER MAY OPEN OR MAINTAIN WITH LENDER:

Account Name                                            Account Number
------------                                            --------------

American National Insurance Company                       2000291282
American NatIonal Insurance Company                       2004000002
IL Annuity and Insurance Company                          2000283289
IL Annuity and Insurance Company                          2000291308
Transamerica Life Insurance                               2000291290
Transamerica Life Insurance                               2000283305
Legacy Marketing Group                                    2000283271
Investors Insurance Corporation                           2000307179
John Hancock Variable Life Insurance Company              2000299707


--------------------------------------------------------------------------------
BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS AND AGREES TO THE CONDITIONS OF THIS AGREEMENT.

Dated:  October 27, 2003                    Lender: SUNTRUST BANK


                                            By: /s/ CHERYL GAINES
                                                --------------------------------
                                                CHERYL GAINES, VICE PRESIDENT


Borrower: REGAN HOLDING CORPORATION         Borrower:


/s/ STEVE TAYLOR, CFO
-----------------------------------         ------------------------------------
    STEVE TAYLOR, CFO

REGAN HOLDING CORPORATION                   Borrower:


/s/  ELIZABETH D'ORAZIO
-----------------------------------         ------------------------------------
Executive Assistant


                                [CORPORATE SEAL]

                          CONSTRUCTION LOAN AGREEMENT


                                   SCHEDULE A


All that tract or parcel of land situated, lying and being in Land Lots 55, 56 and 90 of the 4th District and 4th Section of Floyd County, Georgia, and being in the Third Ward of the City of Rome, and being more particularly described as follows:

START at a 1/2 inch iron pin found at the intersection of the west land lot line of said Land Lot 56 with the northerly right of way of Technology Parkway (100 foot right of way); run thence South 87 degrees 11 minutes 55 seconds East, along the northerly right of way line of Technology Parkway, a distance of 1584.9 feet to a 5/8-inch iron pin placed and being the POINT OF BEGINNING; thence from said Point of Beginning running North 02 degrees 45 minutes 20 seconds East a distance of 442.71 feet to a 5/8-inch iron pin placed; thence South 85 degrees 54 minutes 20 seconds East a distance of 706.93 feet to a 5/8-inch iron pin placed; thence running Easterly and Southerly, along the southerly and westerly line of a proposed road, an arc distance of 664.53 feet (a chord distance of South 28 degrees 53 minutes 20 seconds East 560.15 feet) to a 5/8 inch iron pin placed; thence South 28 degrees 07 minutes 40 seconds West, along the westerly line of said proposed roadway, a distance of 50.59 feet to a 5/8-inch iron pin placed, which point is also the intersection with the northerly right of way line of Technology Parkway; thence running Westerly, along the northerly right of way line of Technology Parkway, an arc distance of
471.42  feet (a chord  distance  of North 75 degrees 29 minutes 25 seconds  West
468.19 feet) to a 5/8-inch iron pin placed; thence North 87 degrees 08 minutes 00 seconds West, along the northerly right of way line of Technology Parkway, a distance of 520.57 feet to a 5/8-inch iron pin place which point is the Point of Beginning. Being the same property shown as that certain plat of survey prepared by Williams, Sweitzer and Barnum, Inc. dated January 30, 2003, and last revised April 14, 2003, and recorded in Plat Book 28, Page 242, Floyd County Deed Records.

This conveyance is subject to all easements and all restrictions of record, including but not limited to that certain declaration of protective covenants and restrictions for Technology Parkway dated June 28, 2000 and recorded in Deed Book 1593, Page 944 and all matters as disclosed by that certain plat of survey prepared by Williams, Sweitzer and Barnum, Inc. dated January 30, 2003, and last revised April 14, 2003, and recorded in Plat Book 28, Page 242 and any and all zoning ordinances effecting the property.

                                   SCHEDULE B


         1. Easement to Georgia Power Company dated December 15, 1952, recorded in Deed Book 255, Page 109, Floyd County Deed Records.

         2. Declaration of Restrictive Covenants dated April 4, 1994, recorded in Deed Book 1260, Page 396, Floyd County Deed Records, and Corrective Declaration of Restrictive Covenants dated September 3, 1996, recorded in Deed Book 1352, Page 135, Floyd County Deed Records establishes wetlands buffers, and the same affects and restricts the use of the property identified as Tract 4 therein.

         3. Declaration of Protective Covenants and Restrictions for Technology Parkway dated June 28, 2002, recorded July 20, 2002 in Deed Book 1593, Page 944, Floyd County Deed Records.

         4. Right of Way Deed by Berry College, Inc. to the City of Rome, Georgia dated April 22, 2003, recorded in Deed Book 1776, Page 1106, Floyd County Deed Records, conveying 2.33 acres as shown on that certain survey for the City of Rome, Georgia by Williams, Sweitzer & Barnum, Inc. and certified to by Robert
                  L. Moss, Georgia Registered Land Surveyor No. 1498.

         5. Ten (10') foot wide utility easement and other matters disclosed on recorded plat of subdivision in Plat Book 28, Page 242, Floyd County Deed Records.

         6. Thirty (30') foot wide easement dated July 16, 2003, from The Berry College, Inc. to Georgia Power Company to construct, operate and maintain continuously poles, wires and transformers along Technology Parkway, recorded September 8, 2003 in Deed Book 1822, Page 175, Floyd County Deed Records.

         7. Thirty (30') foot wide easement dated July 16, 2003, from Rome Floyd County Development Authority to Georgia Power Company to construct, operate and maintain continuously poles, wires and transformers along Legacy Drive, recorded September 8, 2003 in Deed Book 1822, Page 178, Floyd County Deed Records.


                                   SCHEDULE C

     Construction of a 35,000 square foot office building in on Technology Parkway in Berry Corporate Office Park in Rome, Georgia.


                                   SCHEDULE D


418 East Second Avenue
Rome, Georgia 30161

                                   EXHIBIT 1


                                  DRAW REQUEST


                                               _________________________________
                                                                          (Date)

TO: ________________________

    ________________________

    ________________________


     You are hereby requested and authorized to pay the sum of $_________________________ to ______________________________ as a disbursement of loan proceeds under our Construction Loan Agreement with you dated ______________________________. Such funds are to be applied to pay for labor and materials furnished under our Construction Contract with _________________________________________________ dated _______________________.


     The undersigned hereby CERTIFIES that: (i) work is progressing on schedule and in accordance with the Construction Contract and the Plans, (ii) there is no Event of Default under the Construction Loan Agreement or the Construction Contract, and (iii) there are sufficient undisbursed loan proceeds to complete construction in accordance with the Construction Contract and the Plans.

BORROWER: REGAN HOLDING CORP.               BORROWER:


By:________________________________         ____________________________________

Title:_____________________________


BORROWER:                                   BORROWER:


___________________________________         ____________________________________


BORROWER:                                   BORROWER:


___________________________________         ____________________________________


                         FOR COMPELETION BY CONTRACTOR

                                               _________________________________
                                                                          (Date)

     The undersigned, as Contractor under the Construction Contract with Borrowers signing above, does hereby, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, waive and release any and all mechanic's and materialmen's liens which the undersigned has or to which the undersigned may be entitled by reason of materials furnished or labor performed to ______________________________________________________________________, under
Construction Contract, and the undersigned does hereby CERTIFY that: (i) all persons, firms and corporations which have furnished material or labor with respect to this Draw Request, (ii) to date the undersigned has received (exclusive of the above amount requested by the Borrowers) the total sum of $__________________________________ under the Construction Contract.


                                               _________________________________
                                               (Name of Contractor)

                                               _________________________________
                                               (Signature)

                                               _________________________________
                                               (Title if Contractor is
                                               Corporation, Limited Liability
                                               Company, or Partnership)